(i) Based on their evaluation of the
  Registrant's Disclosure Controls and
  Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the DisclosureControls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

  (ii) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

  (iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).

Exhibit A
Form N-SAR Certification



  I, Glenn Haber, certify that:

     1.     I have reviewed this report on Form N-
     SAR of Rainier Investment
     Management Mutual Funds;
     2.     Based on my knowledge, this report
     does not contain any untrue statement
     of a material fact or omit to state a
     material fact necessary to make the
     statements made, in light of the
     circumstances under which such
     statements were made, not misleading
     with respect to the period covered by
     this report;
     3.     Based on my knowledge, the financial
     information included in this report,
     and the financial statements on which
     the financial information is based,
     fairly present in all material respects
     the financial condition, results of
     operations, changes in net assets, and
     cash flows (if the financial statements
     are required to include a statement of
     cash flows) of the registrant as of, and for, the periods presented in this report;
     4.     The registrant's other certifying
     officers and I are responsible for
     establishing and maintaining
     disclosure controls and procedures (as
     defined in rule 30a-2(c) under the
     Investment Company Act) for the
     registrant and have:
          a)     designed such disclosure
          controls and procedures to
          ensure that material
          information relating to the
          registrant, including its
          consolidated subsidiaries, is
          made known to us by others
          within those entities,
          particularly during the period
          in which this report is being
          prepared;
          b)     evaluated the effectiveness of
          the registrant's disclosure
          controls and procedures as of
          a date within 90 days prior to
          the filing date of this report
          (the "Evaluation Date"); and
          c)     presented in this report our
          conclusions about the
          effectiveness of the
          disclosure controls and
          procedures based on our
          evaluation as of the
          Evaluation Date;
     4.     The registrant's other certifying
     officers and I have disclosed, based on
     our most recent evaluation, to the
     registrant's auditors and the audit
     committee of the registrant's board of
     directors (or persons performing the
     equivalent functions):
          a)     all significant deficiencies in
          the design or operation of
          internal controls which could
          adversely affect the
          registrant's ability to record,
          process, summarize, and
          report financial data and have
          identified for the registrant's
          auditors any material
          weaknesses in internal
          controls; and
          b)     any fraud, whether or not
          material, that involves
          management or other
          employees who have a
          significant role in the
          registrant's internal controls;
          and
     3.     The registrant's other certifying
     officers and I have indicated in this
     report whether or not there were
     significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  Date: 11/27/02

/s/ Glenn Haber
Glenn Haber
President, Secretary, and Treasurer